Exhibit 99.1

NEW YORK — February 25, 2026 — Blackstone Secured Lending Fund (NYSE: BXSL or the “Company”) today reported its fourth quarter and full year 2025 results. Brad Marshall, Co - Chief Executive Officer of Blackstone Secured Lending Fund, said, “BXSL reported strong fourth - quarter results , with net investment income of $0.80 per share - which fully covered our dividend – and new investment activity exceeding $1 billion for t he second consecutive quarter. Our portfolio, primarily composed of first - lien senior secured debt, remains well positioned, underpinned b y weighted average LTM EBITDA growth of 8% across our borrowers, stable interest coverage ratios of 2.0x and a low non - accrual rate. Lookin g forward, we remain highly disciplined in our approach, leveraging the advantages of Blackstone’s scale and expertise to drive value fo r o ur shareholders.” In keeping with its focus on shareholder alignment, the BXSL Board of Trustees has approved a discretionary share repurchase pla n, under which BXSL may repurchase up to $250 million in the aggregate of its outstanding common shares in the open market at prices b elo w its net asset value per share. Blackstone Secured Lending Fund issued a full detailed presentation of its fourth quarter and full year 2025 results, which c an be viewed at www.bxsl.com . Dividend Declaration The Company's Board of Trustees has declared a first quarter 2026 dividend of $0.77 per share to shareholders of record as of March 31, 2026, payable on or about April 24, 2026 . Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the w ebc ast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1748261&tp_key=5d0010fc74 Blackstone Secured Lending Fund 345 Park Avenue New York , NY 10154 T 212 583 5000 Blackstone Secured Lending Fund Reports Fourth Quarter and Full Year 2025 Results 1

2 For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s websit e at https://ir.bxsl.com . About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE: BXSL) is a specialty finance company that invests primarily in the debt of private U.S . c ompanies. As of December 31, 2025 , BXSL’s fair value of investments was approximately $14.2 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Private Cr edi t Strategies LLC, an SEC - registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with $ 1.3 trillion of assets under management as of December 31, 2025 . Forward - Looking Statements and Other Matters Certain information contained in this communication constitutes “forward - looking statements.” These forward - looking statements c an be identified by the use of forward - looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “conti nues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “conf ide nt,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial es tim ates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations wit h respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements re garding identified but not yet closed investments. Such forward-looking statements are subject to various risks and uncertainties. Ac cor dingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in suc h s tatements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospe ctu s and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Ex change Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as ex hau stive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus a nd other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise an y forward - looking statements, whether as a result of new information, future developments or otherwise. Contacts Fund and Portfolio Inquiries Justin Farshidi Justin. Farshidi @blackstone.com +1 646 482 - 3823 Media Thomas Clements Thomas. Clements @blackstone.com +1 646 - 482 - 6088 Investors Stacy Wang, Head of Stakeholder Relations Blackstoneshareholderrelations@blackstone.co m

BXSL – Quarter Ended September 30, 2024 Blackstone Secured Lending Fund Fourth Quarter and Full Year 2025 Results FEBRUARY 25, 2026 This presentation should be read in conjunction with BXSL’s latest annual report filed on Form 10 - K for the period ended December 31, 2025. Numbers are approximate and may not add up due to rounding.

1 HIGHLIGHTS ▪ BXSL continues to be designed to provide powerful earnings while mitigating risk across different market environments with a 98.4% (1) floating rate debt portfolio focused on senior secured debt investments ▪ Portfolio has remained well positioned with healthy underlying credit fundamentals and only 0.6% of investments on non - accrual (at cost) (7) Consistent, disciplined focus on low - leverage loans to strong sponsors Note : All figures in this presentation are as of December 31 , 2025 , unless otherwise stated . Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted . Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions . Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change . Past performance does not predict future returns and there can be no assurance that BXSL will achieve the same results in future quarters . There can be no assurances that any of the trends described throughout the materials will continue or will not reverse . (1) Based on the fair market value of the portfolio as of December 31 , 2025 . Debt investments, excluding non - accrual debt investments, are 99 . 6 % floating rate and debt investments represent 99 . 3 % of total investments based on the fair market value of the portfolio as of December 31 , 2025 . (2) Annualized net investment income (“NII”) return is calculated as the 4 Q' 25 annualized net investment income per share divided by net asset value (“NAV”) per share at the beginning of the period . (3) 4 Q' 25 Dividend yield is calculated as the 4 Q' 25 dividend ( $ 0 . 77 ) annualized and divided by the ending NAV per share on December 31 , 2025 ( $ 26 . 92 ) . (4) 4 Q' 25 Dividend coverage is calculated as 4 Q' 25 net investment income per share ( $ 0 . 80 ) divided by 4 Q' 25 regular dividend per share ( $ 0 . 77 ) . (5) Average loan - to - value represents the net ratio of loan - to - value for each portfolio company, weighted based on the fair value of total applicable private debt investments . Loan - to - value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information . (6) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third - party valuation firm and excludes quoted assets . Amounts are weighted on fair market value of each respective investment . Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount . Accordingly, BXSL makes no representation or warranty in respect of this information . Private debt investments represent approximately 99 % of the total debt portfolio based on fair value . (7) Based on non - accrual debt investments as a percentage of amortized cost of total investments . Based on the fair market value, investments on non - accrual represent 0 . 5 % of total investments . Earnings Highlights Quarterly Dividend Capital Protection 11.8% 4Q'25 annualized NII return (2) $ 0.80 4Q'25 NII per share + 2% Year - over - year NII growth 11.4% 4Q'25 dividend yield based on NAV (3) $ 0.77 4Q'25 dividend declared 104% 4Q'25 dividend coverage (4) 97.6% First lien, senior secured debt (1) 50.5% Average loan - to - value (5)(6) 0.6% Non - accrual debt investments (7) BXSL’s asset - liability structure is efficient Consistent regular dividend supported by solid earnings power Senior secured positions further insulated by strong sponsor relationships

Portfolio and Investment Activity ▪ Weighted average yield on performing debt investments at fair value of 9.6% at quarter - end, compared to 10.0% at prior quarter - end (3) ▪ New investment commitments in the quarter of $ 0.9 billion at par, $ 1.0 billion funded ▪ Proceeds from sales and repayments of $ 0.6 billion in the quarter Earnings Summary ▪ Net investment income of $ 186 million , or $ 0.80 per share in the quarter, compared to $ 0.82 per share in the prior quarter and $ 0.84 per share in 4Q 2024 ▪ Net income of $ 126 million, or $ 0.55 per share in the quarter, compared to $ 0.57 per share in the prior quarter and $ 0.75 per share in 4Q 2024 ▪ Regular dividend of $ 0.77 per share, representing a dividend yield of 11.4% (1) ▪ Net asset value of approximately $ 6.2 billion, or $ 26.92 per share at quarter - end ▪ Total return of 11.2% annualized inception to date, 9.6% for the year and and 2.1% for the quarter (2) (1) 4 Q' 25 dividend yield is calculated as the 4 Q' 25 dividend ( $ 0 . 77 ) annualized and divided by the ending NAV per share on December 31 , 2025 ( $ 26 . 92 ) . (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share . Inception - to - date return is annualized . (3) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities . Actual yields earned over the life of each investment could differ materially from the yields presented . (4) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash of $ 89 million, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of December 31 , 2025 , $ 2 . 4 billion of capacity is undrawn and $ 2 . 3 billion is available to borrow . (5) Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets . (6) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments . (7) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter . Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 4 . 85 % during the quarter . FOURTH QUARTER RESULTS 5 Liquidity Update ▪ $ 2.5 billion of liquidity in unrestricted cash and undrawn debt (subject to borrowing base capacity) (4) ▪ 1.30x leverage at quarter - end and average leverage of 1.27x (5) ▪ 35% fixed rate, unsecured debt with a weighted average coupon of 2.88% (6) ▪ Total all - in cost of debt of 4.93% (7) in 4Q 2025 and a weighted average maturity on debt facilities of approximately 3.1 years

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period . (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan), divided by the beginning NAV per share . (3) Carrying value of total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting . Average and ending debt - to - equity is calculated using principal amounts outstanding . (4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities . Actual yields earned over the life of each investment could differ materially from the yields presented . FOURTH QUARTER 2025 SELECTED FINANCIAL HIGHLIGHTS ($ in millions, unless otherwise noted) 6 4Q'24 4Q'25 FY'24 FY'25 Operating results Net investment income 183$ 186$ 708$ 740$ Net income 162 126 694 563 Net investment income per share 0.84 0.80 3.51 3.23 Net income per share 0.75 0.55 3.45 2.46 Regular dividends per share 0.77 0.77 3.08 3.08 Annualized net investment income return (1) 12.3% 11.8% 13.2% 11.8% Total return based on NAV (2) 2.9% 2.1% 13.7% 9.6% Portfolio activity New investment commitments, at par 1,241$ 907$ 4,806$ 3,583$ New investment fundings 1,377 1,042 3,943 3,269 Investments sold and repaid (213) (629) (788) (2,229) 12/31/2024 12/31/2025 Balance sheet Investments at fair value 13,093$ 14,207$ Total debt outstanding, carrying value (3) 7,056 8,080 Total debt outstanding, principal 7,094 8,101 Net asset value 6,077 6,245 Net asset value per share 27.39 26.92 Ending debt-to-equity (3) 1.17x 1.30x Average debt-to-equity (3) 1.15x 1.27x % First lien 98.0% 97.6% Weighted average yield on performing debt and income producing investments, at fair value (4) 10.4% 9.6% Number of portfolio companies 276 316

46.0% 50.5% 4Q'24 4Q'25 Loan - to - Value (2) $198 $219 4Q'24 4Q'25 LTM EBITDA (6) $786 $829 4Q'24 4Q'25 Revenue (5) PORTFOLIO CHARACTERISTICS Portfolio Predominantly First Lien Debt (1) $ 14.2 B investments at fair value 316 portfolio companies 0.6% non - accrual debt investments (4) 98.4% of investments are floating rate debt (1) 97.6% of investments are first lien, senior secured debt (1) 50.5% a verage loan - to - value (LTV) (2)(3) (1) Based on the fair market value of the portfolio as of December 31 , 2025 . Debt investments, excluding non - accrual debt investments, are 99 . 6 % floating rate and debt investments represent 99 . 3 % of total investments based on the fair market value of the portfolio as of December 31 , 2025 . (2) Average loan - to - value represents the net ratio of loan - to - value for each portfolio company, weighted based on the fair value of total applicable private debt investments . Loan - to - value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information . (3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third - party valuation firm and excludes quoted assets . Amounts are weighted on fair market value of each respective investment . Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount . Accordingly, BXSL makes no representation or warranty in respect of this information . Private debt investments represent approximately 99 % of the total debt portfolio based on fair value . (4) Based on non - accrual debt investments as a percentage of amortized cost of total investments . Based on the fair market value, investments on non - accrual represent 0 . 5 % of total investments . (5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL . (6) EBITDA is a non - GAAP financial measure . For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months (“LTM”) . Portfolio Company Weighted Average Statistics (3) ($ in millions, unless otherwise noted) 7 First Lien Debt 97.6% Second Lien Debt 1.6% Unsecured Debt 0.1% Equity 0.7%

PORTFOLIO CONSTRUCTION ▪ Broad industry representation with largest exposures in software, health care providers & services, professional services and insurance ▪ Diversified portfolio across issuers with no single issuer accounting for more than 3% of the portfolio Top Ten Portfolio Companies (1)(2) (as of December 31, 2025 ) Top Ten Industries (1)(3) (as of December 31, 2025 ) 8 (1) Based on the fair market value of the portfolio. (2) 316 portfolio companies. (3) 40 individual industries. 21% 10% 9% 9% 8% 6% 4% 4% 4% 3% Software Professional Services Health Care Providers & Services Insurance Commercial Services & Supplies Health Care Technology IT Services Diversified Consumer Services Aerospace & Defense Transportation Infrastructure Snoopy Bidco , 2% JSS , 2% Guidehouse , 2% Medallia , 2% Cambium , 2% Auctane (fka Stamps.com) , 2% Corfin , 2% Bazaarvoice , 2% Navigator , 2% Inovalon , 1% Remainder of Portfolio, 81% (306 portfolio companies)

$0.60 $0.70 $0.70 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.90 $0.93 $1.06 $0.95 $0.96 $0.87 $0.89 $0.91 $0.84 $0.83 $0.77 $0.82 $0.80 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 Regular Dividend Net Investment Income DIVIDEND COVERAGE HISTORY ▪ Regular dividend of $ 0.77 per share, representing an annualized dividend yield of 11.4% (1) ▪ Net investment income fully covered our dividend, with a dividend coverage ratio of 104% (2) Historical Quarterly Dividends Per Share ($) (3) Note: Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Di vid ends declared were derived by using the actual shares outstanding at the date of the relevant transactions. (1) Dividend yield is calculated as the dividend recorded during a specific quarter annualized and divided by the ending NAV per sha re. (2) Dividend coverage is calculated as net investment income per share during a specific quarter divided by regular dividend per sha re recorded during the same quarter. (3) Reflects historical dividends for last three years. 9 Regular Dividend Yield (1) 9.3% 10.7% 10.6% 11.6% 11.6% 11.5% 11.3% 11.3% 11.2% 11.2% 11.3% 11.3% 11.4% Regular Dividend Coverage (2) 150% 133% 151% 123% 125% 113% 116% 118% 109% 108% 100% 106% 104%

SUMMARY OF OPERATING RESULTS (1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted . Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions . ($ in millions, except share and per share data ) 10 4Q'24 4Q'25 FY'24 FY'25 Investment Income Interest Income $ 333 $ 327 $ 1,240 $ 1,312 Payment-in-kind interest income 18 30 83 103 Dividend income 0 0 0 1 Other Income 2 0 4 3 Total investment income $ 353 $ 358 $ 1,327 $ 1,419 Operating Expenses Interest expense $ 92 $ 102 $ 326 $ 382 Management fees 32 36 117 140 Income based incentive fees 39 26 150 127 Capital gains based incentive fees (0) - - - Other operating expenses 3 4 12 15 Total expenses before tax expense $ 166 $ 168 $ 605 $ 663 Net investment income before tax expense $ 187 $ 190 $ 722 $ 756 Excise and other tax expense 4 4 15 16 Net investment income after tax expense $ 183 $ 186 $ 708 $ 740 Net Realized and Unrealized Gains (Losses) Net realized gain (loss) 7 3 (0) (23) Net change in unrealized appreciation (depreciation) (27) (62) (13) (154) Net realized and unrealized gains (losses) (20) (60) (13) (176) Net increase (decrease) in net assets resulting from operations $ 162 $ 126 $ 694 $ 563 Per Share Data (1) Net investment income (basic and diluted) $ 0.84 $ 0.80 $ 3.51 $ 3.23 Earnings (loss) per share (basic and diluted) 0.75 0.55 3.45 2.46 Dividends declared per share (regular) 0.77 0.77 3.08 3.08 Weighted average shares outstanding (basic and diluted) 217,362,279 231,349,087 201,372,008 229,162,028

SUMMARY STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 11 12/31/2024 9/30/2025 12/31/2025 Assets Investments at fair value 13,093$ 13,810$ 14,207$ Cash and cash equivalents 230 250 290 Interest receivable 112 105 106 Receivable from broker 5 11 11 Deferred financing costs 22 21 20 Receivable for investments 3 17 3 Receivable for shares sold 4 - - Derivative assets at fair value 4 42 20 Total Assets 13,472$ 14,256$ 14,656$ Liabilities & Net Assets Debt (net of unamortized debt issuance costs) 7,056$ 7,657$ 8,080$ Payable for investments 19 6 2 Due to affiliates 7 5 5 Management fees payable 32 35 36 Income based incentive fee payable 39 31 26 Capital gains based incentive fee payable - - - Interest payable 54 58 62 Distribution payable 171 178 179 Board of Trustees’ fees payable 0 0 0 Accrued expenses and other liabilities 17 17 21 Total Liabilities 7,396$ 7,987$ 8,411$ Total Net Assets 6,077$ 6,270$ 6,245$ Total Liabilities and Net Assets 13,472$ 14,256$ 14,656$ Net Asset Value per share 27.39$ 27.15$ 26.92$

$1,241 $756 $631 $1,289 $907 $1,377 $689 $530 $1,007 $1,042 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 Investment commitments Investment fundings INVESTMENT ACTIVITY ▪ Net funded investment activity of $ 0.4 billion in the quarter: – New investment commitments of $ 0.9 billion at par and investment fundings of $ 1.0 billion – Proceeds from sales and repayments of $ 0.6 billion Originations and Fundings ($ in millions) Investment Activity Summary ($ in millions, unless otherwise noted) (1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities . Actual yields earned over the life of each investment could differ materially from the yields presented . 12 4Q'25 Investment commitments, at par 907$ Investment fundings 1,042 Investments sold (92) Investments repaid (537) Net funded investment activity 413$ Average new investment commitment 38$ Number of new portfolio companies 13 Weighted average yield of new investments (1) 8.9% Weighted average yield on investments fully sold or paid down (1) 9.9%

$6,245 $1,447 $458 $1,296 $4,900 $2,289 $290 Total Debt: $8,101 Secured Revolver (SOFR + 1.525 - 1.775% (4) ) Equity Asset Based Facilities (SOFR + 1.65% - 1.95%) Unsecured Notes ($2.8 billion fixed rate notes with weighted average coupon of 2.88%; $2.1 billion swapped to weighted average of SOFR + 1.52% (1) ) Undrawn Borrowing Capacity (subject to borrowing base availability) (3) Cash and cash equivalents (including restricted cash of $89 million) CLO Debt (SOFR + 1.51% - 1.78%) (1) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments . (2) BXSL has an investment grade credit rating of Baa 2 / stable outlook from Moody’s, upgraded on September 23 , 2024 , an investment grade credit rating of BBB / stable outlook from Fitch, reaffirmed on April 14 , 2025 , and an investment grade credit rating of BBB - / positive from S&P, issued on March 12 , 2025 . The underlying loans in BXSL are not rated . Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities . Blackstone provides compensation directly to Fitch, Moody’s and S&P for its evaluation of the Company . Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice . (3) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash of $ 89 million, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of December 31 , 2025 , $ 2 . 4 billion of capacity is undrawn and $ 2 . 3 billion is available to borrow . (4) Interest rate is SOFR + 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% . (5) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance cos ts (including premiums and discounts), the impact of the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the qu arter. Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 4.85% during the quarter. FUNDING PROFILE 76% of assets funded by unsecured debt and equity 3.1 years weighted average maturity ▪ Well - structured, diversified, efficient capital structure with significant available liquidity ▪ BXSL maintains investment grade corporate credit ratings of Baa2/stable from Moody’s, BBB - /positive from S&P, and BBB/stable from Fitch (2) 4.93% Total all - in cost of debt (5) $ 2.5 B of available liquidity provides material capacity (3) $ 10.5 B of total committed debt 13 Funding Profile ($ in millions)

Supplemental Details 14

FOURTH QUARTER 2025 NET ASSET VALUE BRIDGE - QTD (1) The per share data was derived by using the weighted average shares outstanding during the period. (2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. 15 $27.15 $26.92 $0.80 $(0.77) $(0.26) $0.00 9/30/25 NAV Net investment income Regular dividend declared Net realized and unrealized gain (loss) Net increase from capital share transactions 12/31/25 NAV (1) (2) (1)

SUMMARY OF OPERATING RESULTS – COMPARATIVE (1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted . Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions . ($ in millions, except share and per share data ) 16 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 Investment Income Interest Income $ 333 $ 336 $ 321 $ 328 $ 327 Payment-in-kind interest income 18 21 22 30 30 Dividend income 0 - 0 1 0 Other Income 2 1 1 0 0 Total investment income $ 353 $ 358 $ 345 $ 359 $ 358 Operating Expenses Interest expense $ 92 $ 93 $ 92 $ 95 $ 102 Management fees 32 34 35 35 36 Income based incentive fees 39 34 35 31 26 Capital gains based incentive fees (0) - - - - Other operating expenses 3 3 4 4 4 Total expenses before tax expense 166 165 165 165 168 Net investment income before tax expense $ 187 $ 193 $ 180 $ 194 $ 190 Excise and other tax expense 4 4 4 4 4 Net investment income after tax expense $ 183 $ 189 $ 176 $ 189 $ 186 Net Realized and Unrealized Gains (Losses) Net realized gain (loss) 7 5 (10) (21) 3 Net change in unrealized appreciation (depreciation) (27) (44) (11) (36) (62) Net realized and unrealized gains (losses) (20) (39) (21) (57) (60) Net increase (decrease) in net assets resulting from operations $ 162 $ 150 $ 155 $ 132 $ 126 Per Share Data (1) Net investment income (basic and diluted) $ 0.84 $ 0.83 $ 0.77 $ 0.82 $ 0.80 Earnings (loss) per share (basic and diluted) 0.75 0.66 0.68 0.57 0.55 Dividends declared per share (regular) 0.77 0.77 0.77 0.77 0.77 Weighted average shares outstanding (basic and diluted) 217,362,279 226,577,167 228,192,335 230,462,792 231,349,087

SELECTED FINANCIAL HIGHLIGHTS ($ in millions, except share and per share data) (1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter . (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share . (3) Carrying value of total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting . Average and ending debt - to - equity is calculated using principal amounts outstanding . (4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities . Actual yields earned over the life of each investment could differ materially from the yields presented . 17 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 Operating results Net investment income $ 183 $ 189 $ 176 $ 189 $ 186 Net income 162 150 155 132 126 Net investment income per share 0.84 0.83 0.77 0.82 0.80 Net income per share 0.75 0.66 0.68 0.57 0.55 Regular dividends per share 0.77 0.77 0.77 0.77 0.77 Annualized net investment income return (1) 12.3% 12.1% 11.2% 12.0% 11.8% Quarterly total return based on NAV (2) 2.9% 2.8% 2.3% 2.2% 2.1% Portfolio activity New investment commitments, at par 1,241$ 756$ 631$ 1,289$ 907$ New investment fundings 1,377 689 530 1,007 1,042 Investments sold and repaid (213) (978) (185) (437) (629) 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 Balance sheet Investments at fair value $ 13,093 $ 12,834 $ 13,253 $ 13,810 $ 14,207 Total debt outstanding, carrying value (3) 7,056 7,383 7,091 7,657 8,080 Total debt outstanding, principal 7,094 7,414 7,108 7,669 8,101 Net asset value 6,077 6,241 6,288 6,270 6,245 Net asset value per share 27.39 27.39 27.33 27.15 26.92 Ending debt-to-equity (3) 1.17x 1.19x 1.13x 1.22x 1.30x Average debt-to-equity (3) 1.15x 1.16x 1.13x 1.15x 1.27x % First lien 98.0% 98.2% 98.2% 97.5% 97.6% Weighted average yield on performing debt and income producing investments, at fair value (4) 10.4% 10.2% 10.2% 10.0% 9.6% Number of portfolio companies 276 284 295 311 316

FUNDING SOURCES SUMMARY 18 ▪ $ 2.5 B of liquidity in unrestricted cash and undrawn debt (subject to borrowing base availability) as of December 31, 2025 (1) ($ in millions) (1) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash of $ 89 million, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of December 31 , 2025 , $ 2 . 4 billion of capacity is undrawn and $ 2 . 3 billion is available to borrow . . (2) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1 . 95 % per annum . As of December 31 , 2025 , the Company had no borrowings denominated in currencies other than USD Dollar in the Jackson Hole Funding facility . (3) Interest rate is SOFR + 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% . (4) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% (+ 10 bps CSA) . As of December 31 , 2025 , the Company had non - USD borrowings denominated in the following currencies : Canadian Dollars 30 . 7 million, Euros 417 . 2 million, British Pounds 293 . 5 million, Australian Dollar 1 . 0 million . (5) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment . The Company designated these interest rate swaps and the related Notes in qualifying hedge accounting relationships . (6) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment . The Company designated these interest rate swaps and the April 2028 Notes in a qualifying hedge accounting relationship . $ 400 million and $ 300 million of the April 2028 Notes were swapped at SOFR + 1 . 65 % and SOFR + 1 . 39% , respectively . (7) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter . Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 4 . 85 % during the quarter . Counterparty and Initial Date Entered Interest Rate Maturity Date Principal Committed Total Outstanding (Par) Jackson Hole Funding JPM – 11/16/18 SOFR + 1.95% (2) 5/17/2027 $500 $22 Breckenridge Funding BNP – 12/21/18 SOFR + 1.90% 6/18/2029 $1,175 $653 Big Sky Funding BOA – 12/10/19 SOFR + 1.85% 9/30/2027 $650 $586 BXSL 2025-1 Facility 12/27/2024 SOFR + 1.65% 12/27/2028 $400 $35 Revolving Credit Facility (3) (Syndicated) Citi – 6/15/20 SOFR + 1.525% - 1.775% (4) 8/4/2030 $2,425 $1,447 2026 Notes 10/23/2020 3.625% 1/15/2026 $800 $800 New 2026 Notes 3/16/2021 2.750% 9/16/2026 $700 $700 2027 Notes 7/23/2021 2.125% 2/15/2027 $650 $650 2028 Notes 9/30/2021 2.850% 9/30/2028 $650 $650 November 2027 Notes 5/20/2024 5.875% (swapped to SOFR + 1.38%) (5) 11/15/2027 $400 $400 April 2028 Notes 10/15/24 & 12/16/24 5.350% (swapped to a weighted average of SOFR + 1.54%) (6) 4/13/2028 $700 $700 June 2030 Notes 3/4/2025 5.300% (swapped to SOFR + 1.46%) (5) 6/30/2030 $500 $500 January 2031 Notes 10/14/2025 5.125% (swapped to SOFR + 1.66%) (5) 1/31/2031 $500 $500 2024-1 CLO Debt Securitization 11/21/2024 SOFR + 1.51% - 1.78% 10/20/2036 $458 $458 Total 4.93% $10,508 $8,101 (7)

Important Disclosure Information 19

FORWARD LOOKING STATEMENTS Certain information contained in this communication constitutes “forward - looking statements . ” These forward - looking statements can be identified by the use of forward - looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof . These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments . Such forward-looking statements are subject to various risks and uncertainties . Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements . BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www . sec . gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings) . Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future developments or otherwise . 20